UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) June 24, 2025

H2O America
(Exact name of registrant as specified in its charter)

Delaware	001-8966	77-0066628
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 West Taylor Street,	San Jose,	CA	95110
(Address of principal executive offices)			(Zip Code)
(408) 279-7800
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	HTO	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

    Emerging growth company ☐

    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 24, 2025, the Board of Directors (the “Board”) of H2O America (the “Company”) appointed Megan Mattern as the Chief Accounting Officer, Principal Accounting Officer, and Controller of the Company, effective July 28, 2025. On June 24, 2025, Ms. Mattern was also appointed as the Chief Accounting Officer of San Jose Water Company, and several other subsidiaries of the Company, effective July 28, 2025. As previously disclosed, Ann P. Kelly was appointed as the Chief Financial Officer and Treasurer of the Company, effective July 1, 2025, and Ms. Mattern will replace Ms. Kelly in her role as Chief Accounting Officer and Principal Accounting Officer of the Company.

Ms. Mattern, age 44, served as Vice President and Chief Financial Officer of UGI International, a subsidiary of UGI Corporation (“UGI”) from August 2022 to July 2, 2025, as Deputy, UGI International from May 2024 to March 2025, and as Vice President and Chief Financial Officer of UGI Energy Services, LLC, a subsidiary of UGI, from November 2019 to August 2022. UGI is a publicly traded natural gas, propane, and electric power distribution company. Previously, Ms. Mattern served in various roles of increasing responsibility at subsidiaries of UGI from May 2016 to November 2019. Prior to joining UGI, Ms. Mattern served in various roles of increasing responsibility at the regulated electric and unregulated businesses of PPL Corporation from 2004 to May 2016. Ms. Mattern graduated with a M.B.A. from Wilkes University, and a B.A. in accounting from King’s College, PA.

In connection with the appointment of Ms. Mattern as Chief Accounting Officer, Principal Accounting Officer, and Controller of the Company, the Executive Compensation Committee of the Board approved the following components of her compensation: annual base salary of $425,000, and target annual incentive cash compensation of thirty-five percent (35%) of base salary.

In addition, the Executive Compensation Committee approved a one-time sign-on cash award of $200,000, and approved resolutions setting the dollar amounts represented by shares of the Company’s common stock subject to one-time service-and performance-based restricted stock unit (“RSU”) awards at $500,000 and $175,000, respectively, and shares subject to 2025 service- and performance-based RSU awards at $114,750 and $76,500, respectively, with all awards to be granted to Ms. Mattern in accordance with the terms of the Company's 2023 Long-Term Incentive Plan.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Description of Documents
104	Cover Page Interactive Data File - the cover page XBRL tabs are embedded within Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

H2O AMERICA

Date: June 25, 2025	/s/ Andrew F. Walters
Andrew F. Waters, Chief Financial Officer and Treasurer